UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM ABS-15G

ASSET-BACKED SECURITIZER

REPORT PURSUANT TO SECTION 15G OF

THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box to indicate the filing obligation to which this form is intended to satisfy:

☐	Rule 15Ga-1 under the Exchange Act (17 CFR 240.15Ga-1) for the reporting period to

Date of Report (Date of earliest event reported)

Commission File Number of securitizer:

Central Index Key Number of securitizer:

Name and telephone number, including area code, of the person to contact in connection with this filing

Indicate by check mark whether the securitizer has no activity to report for the initial period pursuant to Rule 15Ga-1(c)(1)  ☐

Indicate by check mark whether the securitizer has no activity to report for the quarterly period pursuant to Rule 15Ga-1(c)(2)(i)  ☐

Indicate by check mark whether the securitizer has no activity to report for the annual period pursuant to Rule 15Ga-1(c)(2)(ii)  ☐

☒	Rule 15Ga-2 under the Exchange Act (17 CFR 240.15Ga-2)

Central Index Key Number of depositor: Not applicable.

Aurora Master Funding, LLC

(Exact name of issuing entity as specified in its charter)

 Central Index Key Number of issuing entity (if applicable): 0001653046

Central Index Key Number of underwriter (if applicable): Not applicable.

Philip P. Henson, (303) 444-3020

Name and telephone number, including area code, of the person to contact in connection with this filing

INFORMATION TO BE INCLUDED IN THE REPORT

FINDINGS AND CONCLUSIONS OF THIRD-PARTY DUE DILIGENCE REPORTS

Item 2.01 Findings and Conclusions of a Third Party Due Diligence Report Obtained by the Issuer

Scope of Work

To conduct its Independent Engineering due diligence review, Black & Veatch provided the following services:

Reviewed the qualifications and experience of the portfolio participants

Reviewed representative designs and highest capacity technology used in the “AES DE Portfolio” which comprises of (i) municipal and commercial projects owned through the following project companies: AZ Solar I, LLC; Syncarpha Bolton, LLC; USVI Solar I, LLC; Scituate Solar I, LLC; Syncarpha Stow, LLC; AZ Solar Phase Zero, LLC; Scottsdale Solar Holdings, LLC; SD Solar I, LLC; Eloy ESD Solar Holdings, LLC; AZ Solar II, LLC, Arizona B&GC Solar, LLC; and Bridgeport Solar, LLC; and (ii) residential projects owned through the following project companies: MySolar I LLC; MySolar II LLC and MySolar IIB LLC.

Review of historic operations, including:

•	energy production
•	technology performance
•	commercial agreements
•	operations and maintenance history

Assessed technical inputs to financial model

In addition, Black & Veatch: (1) had discussions with AES DE; (2) posed questions to AES DE that Black & Veatch, in its sole judgment, chose to ask about the Portfolio; (3) reviewed certain technical reports prepared by others; (4) reviewed the energy production forecast and historical energy generation data for the Portfolio prepared by AES DE; (5) and reviewed historical operating expenses of the Portfolio. The results of its due diligence review were summarized in its report entitled “AES DE 43 MW Solar PV Portfolio – Independent Engineering Due Diligence Report” dated 02 July 2015 (the “Report”), and Black & Veatch has extracted its findings and conclusions for purposes of this filing.

Black & Veatch did not visit any of the sites of the Municipal Projects or the Residential Projects.

Approach and Methodology

The Black & Veatch team, comprised of project management professionals, financial analysts, solar specialists, environmental specialists, and supporting engineers, gathered available data provided directly from AES DE to assess the status of the AES DE Portfolio. Black & Veatch conducted most of its review at the Portfolio level, with particular attention on the Municipal Projects. This is due to the fact that the Municipal Projects make up more than 80 percent of the Portfolio capacity, and have variable revenues due to the PPA structure that will have a greater impact on the performance and associated revenues of the portfolio. Due to this approach, Black & Veatch did not spend equal time reviewing all Portfolio projects. Black & Veatch focused its technical review on the solar PV modules and inverters that had the largest capacity contribution to the Portfolio, and its environmental review on the three largest ground mounted projects, which have the highest likelihood for ongoing environmental permitting requirements. All other aspects of the review was conducted at the Municipal Project Companies or Residential Project Company level.

To complete its review, and to establish its findings and opinions, Black & Veatch compared the data and information obtained from AES DE and the data room to: (1) its own experience in designing and constructing assets similar to those found in the Portfolio; (2) its own experience in performing due diligence reviews supporting the acquisition or financing of similar assets; (3) established literature describing the criteria employed in the assessment of assets for project finance such as “Key Credit Factors for Power Plant Financings” [Standard & Poor’s Rating Services, September 2014]; and (4) established literature describing methods and practices in the construction, operation and maintenance of assets similar to those in the Portfolio such as “Best Practices in PV System Operations and Maintenance” [Solar Access to Public Capital, March 2015].

During the due diligence of the Projects, Black & Veatch used and relied upon certain information provided by AES DE. Black & Veatch believes the information provided is reasonable for the purposes of its due diligence review. Black & Veatch has not been requested to make an independent analysis, to verify the information provided, or to render an independent judgment of the validity of the information provided by others.

Assumptions

In preparing its Report and the findings and conclusions presented herein, Black & Veatch has made certain assumptions with respect to conditions that may exist, or events that may occur in the future. However, some events may occur or circumstances change that cannot be foreseen or controlled by Black & Veatch and that may render these assumptions incorrect. To the extent the actual future conditions differ from those assumed by Black & Veatch or provided to Black & Veatch by others, the actual results will differ from those that have been forecast in its Report and this filing.

Throughout its Report and this filing, Black & Veatch has stated assumptions and reported information provided by others, all of which were relied upon in the development of the conclusions set forth in this filing. The following list summarizes the principal considerations and assumptions made in developing the opinions expressed herein. Black & Veatch assumes that:

Solar resources will continue to be available according to the data provided as required by the projects.

All contracts, agreements, rules, and regulations will be fully enforceable in accordance with their respective terms and that all parties will comply with the provisions of their respective agreements.

The projects will be operated and maintained in accordance with good industry practices, with required renewals and replacements made in a timely manner, and the equipment will not be operated in a manner to cause it to exceed equipment manufacturer’s recommendations.

All licenses, permits and approvals, and permit modifications (if necessary) will be obtained and/or renewed on a timely basis.

Conclusions

On the basis of Black & Veatch’s studies, analyses, and investigations of the Projects presented in its report entitled “Morgan Stanley_AES DE 43MW Portfolio Securitization_Independent Engineering Due Diligence_FINAL_9_1_2015.pdf” dated 01 September 2015, Black & Veatch is of the opinion that:

Portfolio Overview

The portfolio participants have previously demonstrated on other solar projects similar in size and scope to the Projects the capability to discharge their respective responsibilities for the operation of the Projects.

Design

The PV technology used in the projects is a sound, proven method of energy conversion from the sun that has generally been operating in accordance with initial production estimates.

The design of the projects has been developed in accordance with good engineering practices and generally accepted solar industry practices.

Commercial Operations

Black & Veatch is of the opinion that the performance of the AES DE Portfolio is greater than expected, and believes the original P50 energy estimates for the AES DE Portfolio is a reasonable go forward assumption.

The major equipment appears to be operating in according with expectations.

Black & Veatch finds the Projects to be operating in compliance with its major environmental permits and approvals. Black & Veatch has not identified any material on-going environmental requirements of note for these Projects, or any information indicating that the Projects are in default with any of their received approvals.

All of the primary contracts required for the operation and maintenance of the Projects are in place. The scope of work defined in the aggregate of the AES DE Portfolio O&M Agreement, Municipal O&M Agreements, operations and maintenance services agreements in place for the Residential Projects, and Lease Servicing Agreement provides the commodities and services required for the operation and maintenance of the projects in accordance with the requirements of the Power Purchase Agreements and Lease Agreements and the assumptions of the Financial Model.

Black & Veatch concludes that the O&M of the Projects meets or exceeds accepted solar industry practice and is being conducted in a manner consistent with anticipated expenses.

Financial Model

Black & Veatch finds the revenue assumptions in the Financial Model to be reasonable and consistent with contractual agreements, historical performance, and Black & Veatch’s estimate for the Projects.

Black & Veatch finds the O&M, asset management, and additional expenses to be reasonable and consistent based on experience, historical performance, and an understanding of current market pricing in the industry.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the reporting entities have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Aurora Master Funding, LLC

/s/ Philip P. Henson
Philip P. Henson Chief Financial Officer

Date: September 18, 2015